Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement, dated as of April 5, 2012 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned lenders party to the Credit Agreement described below, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer, CAPITAL ONE, NATIONAL ASSOCIATION, as a Swing Line Lender, an L/C Issuer, and Co-Syndication Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent.

INTRODUCTION

Reference is made to the Credit Agreement dated as of February 15, 2011 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

Pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right to request, subject to the terms and conditions thereof, an increase in the Aggregate Commitments.

The Borrower has requested to make certain amendments to the Credit Agreement and has given notice to the Administrative Agent pursuant to Section 2.14 of the Credit Agreement of its request to increase the Aggregate Commitments, and certain of the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.

In connection with the foregoing, the Required Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 7.09 of the Credit Agreement is hereby amended by replacing clause (a)(ii) thereto in its entirety with the following:

(ii) of any Subsidiary to Guarantee the Obligations or

(b) Section 7.12 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

7.12 Capital Expenditures. Make or become legally obligated to make (without duplication) any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding as of the date of any such Capital Expenditure, in the aggregate for the Borrower and its Subsidiaries during each fiscal year, the greater of (a) 12.5% of Consolidated Tangible Assets of the Borrower as of the end of the fiscal quarter most recently ended for which financial statements of the Borrower are available and (b) $160,000,000; provided that Capital Expenditures in excess of the foregoing limitation shall be permitted if, as of the date of any such Capital Expenditure (and giving pro forma effect to such Capital Expenditure and any concurrent incurrence of Indebtedness):

(i) the pro forma Consolidated Leverage Ratio as of the end of the most recent Measurement Period for which financial statements of the Borrower are available is less than 3.00 to 1.0;

(ii) pro forma Liquidity is greater than $40,000,000; and

(iii) no Default exists and such Capital Expenditure could not reasonably be expected to cause a Default.

(c) Section 7.16 of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (a) thereto with a comma and by replacing the period at the end of such Section with the following:

, or (c) any amendment, modification or change thereto, provided that (i) the terms of such amendment, modification or change satisfy the requirements of the first proviso of Section 7.02(g) and (ii) such amendment, modification or change could not materially and adversely affect the interests of the Administrative Agent or the Lenders under the Loan Documents.

(d) The Credit Agreement is hereby amended by replacing Schedule 1.01 in its entirety with Schedule 1.01 attached hereto.

Section 3. Increase of Commitments. Pursuant to Section 2.14 of the Credit Agreement, certain Lenders have severally agreed to increase their respective Commitments. Effective on the Revolving Credit Increase Effective Date, the Commitment of each such Lender is increased to the respective Commitment set forth opposite its name on Schedule 1.01 attached hereto under the caption “Commitment”. The Revolving Credit Increase Effective Date will be April 5, 2012.

Section 4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 5. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting.

Section 6. Effect on Credit Documents. (a) Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

(b) The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Amendment and Borrower may use advances from Lenders having increased Commitments for such purpose.

Section 7. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b) the Administrative Agent (or its counsel) shall have received each of the following items, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party:

(i) a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment and the increase to the Commitments hereunder, and (y) in the case of the Borrower, certifying that, before and after giving effect to this Amendment and the increase to the Commitments hereunder, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of Section 2.14 of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) at the time of and after giving effect on a Pro Forma Basis to such increase in the Aggregate Commitments and any borrowings made on the Revolving Credit Increase Effective Date, the Borrower is in compliance with all covenants set forth in Section 7.11 of the Credit Agreement as of the end of the most recent Measurement Period for which financial statements of the Borrower are available and (C) no Default exists; and

(c) the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender increasing its Commitment pursuant hereto that has delivered an executed counterpart of this Amendment to the Administrative Agent (or its counsel) by 5:00 p.m. (Central time) on March 27, 2012, an upfront fee in an amount set forth in the lender presentation dated March 19, 2012, on the amount by which such Lender’s Commitment is increased under this Amendment, and (ii) for the account of the applicable Person, payment of all other fees that have been invoiced and are payable in connection with this Amendment.

Section 8. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 11. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

BASIC ENERGY SERVICES, INC.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

Signature Page to Amendment No. 3 to Credit Agreement

BASIC ENERGY SERVICES GP, LLC

ACID SERVICES, LLC

ADMIRAL WELL SERVICE, INC.

BASIC MARINE SERVICES, INC.

CHAPARRAL SERVICE, INC.

JETSTAR ENERGY SERVICES, INC.

JETSTAR HOLDINGS, INC.

JS ACQUISITION LLC

PERMIAN PLAZA, LLC

PLATINUM PRESSURE SERVICES, INC.

SLEDGE DRILLING CORP.

WILDHORSE SERVICES, INC.

XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC, as a Guarantor

By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Amendment No. 3 to Credit Agreement

BASIC ENERGY SERVICES, L.P.

By:	BASIC ENERGY SERVICES GP, LLC, its General Partner

By:	BASIC ENERGY SERVICES, INC., its Sole Member

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

BASIC ESA, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
HENNESSEY RENTAL TOOLS, INC.
LEBUS OIL FIELD SERVICE CO.
OILWELL FRACTURING SERVICES, INC.
SCH DISPOSAL, L.L.C.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

TAYLOR INDUSTRIES, LLC

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
Chief Executive Officer

Signature Page to Amendment No. 3 to Credit Agreement

MAVERICK STIMULATION COMPANY, LLC
MAVERICK COIL TUBING SERVICES, LLC
MCM HOLDINGS, LLC
MAVERICK THRU-TUBING, LLC
THE MAVERICK COMPANIES, LLC
MAVERICK SOLUTIONS, LLC
MSM LEASING, LLC

By:	/s/ Kenneth Huseman
Name: Kenneth Huseman
Title: Chief Executive Officer

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michelle D. Diggs
Name: Michelle D. Diggs
Title: Agency Management Officer

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Julie Castano
Name: Julie Castano
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Don Backer
Name: Don Backer
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Donald W. Herrick, Jr.
Name: Donald W. Herrick, Jr.
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement

AMEGY BANK, N.A.

By:	/s/ Scott Collins
Name: Scott Collins
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

COMERICA BANK

By:	/s/ Gary Culbertson
Name: Gary Culbertson
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

SCHEDULE 1.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Bank of America, N.A.	$57,000,000.00	22.800000000%
Capital One, National Association	$44,250,000.00	17.700000000%
Wells Fargo Bank, National Association	$57,000,000.00	22.800000000%
Comerica Bank	$39,250,000.00	15.700000000%
Amegy Bank, N.A.	$25,000,000.00	10.000000000%
Goldman Sachs Bank USA	$27,500,000.00	11.000000000%
TOTAL	$250,000,000.00	100.000000000%

Schedule 1.01